THE ADVISORS’ INNER CIRCLE FUND

Cambiar Aggressive Value ETF

(the “Fund”)

Supplement dated January 23, 2023

to the Fund’s Statement of Additional Information (the “SAI”), dated December 28, 2022

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

The first two paragraphs of the section entitled “Purchase and Redemption of Shares in Creation Units – Acceptance of Orders of Creation Units” are hereby deleted and replaced with the following:

The Trust reserves the right to reject an order for Creation Units in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of circumstances outside the control of the foregoing Fund stakeholders include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, the Adviser, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust is not intending to suspend acceptance of orders for Creation Units.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMB-SK-034-0100